FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into by and between KARTS INTERNATIONAL INCORPORATED, a Nevada corporation ("Borrower"), USA Industries, Inc., Kint, L.L.C. and Brister's Thunder Karts, Inc. (collectively the "Guarantors") and KBK FINANCIAL, INC. ("KBK").

          WHEREAS, Borrower and KBK entered into that certain Loan Agreement dated as of September 28, 1998, as amended from time to time (collectively, the "Loan Agreement"); and

         WHEREAS, the Loan Agreement currently governs (i) a revolving accounts receivable line of credit in the maximum amount of $1,000,000.00 provided by KBK to Borrower, as currently evidenced by that certain Revolving Credit Promissory Note (Accounts Receivable) dated September 28, 1998 payable by Borrower to the order of KBK in the stated principal amount of $1,000,000.00 (the "A/R Note"); and (ii) a revolving inventory line of credit in the maximum amount of $1,000,000.00 provided by KBK to Borrower, as currently evidenced by that certain Revolving Credit Promissory Note (Inventory) dated September 28, 1998 payable by Borrower to the order of KBK in the stated principal amount of $1,000,000.00 (the "INV Note"); and

          WHEREAS, the Loan Agreement, the A/R Note, the INV Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the A/R Note and the INV Note are hereinafter referred to collectively as the "Loan Documents"; and

          WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

           NOW,   THEREFORE,   in   consideration   of  the  mutual   covenants,
representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                   ARTICLE 11
                                   Amendments

Section 2.01 Effective as of the date hereof, the following definitions as defined in Section 1 of the Loan Agreement are hereby amended in their entirety to read as follows:


           " 'A/R/ Borrowing Base' shall mean an amount equal to 70% of Eligible Accounts

           "Guarantors" means USA, BTK, Kint and Straight Line (whether one or more).

           "INV Borrowing Base" means an amount equal to 50% of all Eligible Inventory (subject to the provisions of the Inventory Maintenance Certificate and Inventory Reports attached hereto).

           "Straight Line" means Straight Line Manufacturing, Inc."

Section 2.02 Effective as of the date hereof, the term "Obligors", as used in the definition of "Eligible Accounts" set forth in Section 1 of the Loan Agreement, shall not include Straight Line.

Section 2.03 Effective as of the date hereof, the 30 day Clean Up Period required in Subsection 2(b) of the Loan Agreement is hereby deleted.

Subsection 2.04 Effective as of the date hereof, Subsection 3(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

           "(b) Rate and Payments. The principal of and interest on the Notes shall be due and payable and may be prepaid in accordance with the terms and conditions set forth in the Notes and in this Agreement. Interest on the Notes shall accrue at the rate set forth therein; provided, however, in the event Borrower raises a minimum of $1,500,000.00 of new equity between March 1, 1999 and May 6, 1999, the Contract Rate (as defined in the Notes) shall be reduced to the Base Rate, plus three percent (3%)."

Section 2.05 Effective as of the date hereof, the first two sentences of Subsection 6(b) of the Loan Agreement are hereby amended in their entirety to read as follows:

           "Borrower agrees to pay KBK a servicing fee on the first day of each calendar month during the term of the A/R Line of Credit equal to 1/6% of the A/R Line of Credit Amount. Borrower agrees to pay KBK a servicing fee on the first day of each calendar month during the term of the INV Line of Credit equal to 1/6% of the INV Line of Credit Amount."

Section 2.06 Effective as of the date hereof, Subsection 9(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(b) Right of Inspection. Permit KBK to visit its properties and installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times. Borrower agrees to pay all costs associated with any such audits, at a rate equal to $500.00 per day, per person, plus out-of-pocket expenses."


Section 2.07 effective as of the date hereof, Subsection 9(1) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(1) Perpetual  Inventory  System.  USA must  have a tested  Perpetual
               Inventory System in place covering all of their inventory on or before June 30, 1999."

Section 2.08 Effective as of the date hereof, Subsection 12(d) of the Loan Agreement is hereby amended to require the Inventory Maintenance Certificate and Inventory Reports required therein to be delivered to KBK within three (3) Business Days after each week.

Section 2.09 Effective as of the date hereof, Subsection 12(e) of the Loan Agreement is hereby amended in its entirety to follows:

          "(e) Inventory Listing. A list of inventory for USA and BTK by location and type (to include the following: raw materials, work in process and finished goods) within three (3) Business Days after the end of each week, in form and detail satisfactory to KBK; provided, however, until USA has a tested Perpetual Inventory Systems in place covering all of USA's inventory, USA is required to deliver its inventory listing within three (3) Business Days after each month."

Section 2. 10 Effective as of the date hereof, Schedule A to the Loan Agreement is hereby amended in its entirety to read as on Schedule A attached hereto.

Section 2.11 Effective as of the date hereof, Schedule D to the Loan Agreement is hereby amended in its entirety to read as on Schedule D attached hereto.

Section 2.12 Effective as of the date hereof, Schedule E to the Loan Agreement is hereby amended in its entirety to read, as on Schedule E attached hereto.


                                   ARTICLE III
                                      Note

Section 3.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to KBK a promissory note (the "Modified A/R Note") in the stated principal amount of $1,000,000.00, in form and substance satisfactory to KBK, in amendment and modification of the A/R Note. All Collateral currently securing the A/R Note will continue to secure the Modified A/R Note. Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to KBK a promissory note (the "Modified INV Note") in the stated principal amount of $1,000,000.00, in form and substance satisfactory to KBK, in amendment and modification of the INV Note. All Collateral currently securing the INV Note will continue to secure the Modified INV Note.


                                   ARTICLE IV
           Representations, Warranties, Ratification and Reaffirmation

Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Loan Documents, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Loan Documents heretofore, or breach of any commitments or promises of any type).

Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

Section 4.03 Guarantors previously executed those three certain guaranty agreements (collectively the "Guaranty Agreements") each dated September 28, 1998, for the benefit of KBK to unconditionally guarantee the payment and performance by Borrower of certain indebtedness owing to KBK described therein, including without limitation, the indebtedness evidenced by the A/R Note and the INV Note. Guarantors, by executing this Amendment, hereby consent to this Amendment and agree that, notwithstanding the execution of this Amendment, the Modified A/R Note and the Modified INV Note, the Guaranty Agreements remain in full force and effect and the obligations thereunder remain valid and binding against Guarantors with respect to the A/R Note and the INV Note, as amended and modified by the Modified A/R Note, the Modified INV Note and all other indebtedness guaranteed thereunder. Guarantors acknowledge and agree that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty Agreements or the obligations created or evidenced thereby.


                                    ARTICLE V
                                  Miscellaneous

Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Section 5.03 The agreeemnt and this Amendment have been entered into in Orleans Parish, Louisiana and shall be performable for all purposes in Orleans Parish, Louisiana. THE AGREEEMNT, AS AMENDED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA. Courts within the State of

Louisiana shall have jurisdiction over any and all disputes arising under or pertaining to the Agreement, as amended hereby, and venue in any such dispute shall be the courts located in Orleans Parish, Louisiana.

Section 5.04 This Amendment shall not become effective until executed by KBK.


          EXECUTED as of March 8, 1999.
                                               BORROWER:
                                               KARTS INTERNATIONAL INCORPORATED

                                               By: /s/ Charles Brister
                                                   ----------------------
                                               Name: Charles Brister
                                               Title: President & C.E.O.

                                               GUARANTORS:

                                               USA INDUSTRIES, INC.

                                               By: /s/ Charles Brister
                                                   ----------------------
                                               Name: Charles Brister
                                               Title: President & C.E.O.

                                               BRISTER'S THUNDER KARTS, INC.

                                               By: /s/ Charles Brister
                                                   ----------------------
                                               Name: Charles Brister
                                               Title: President & C.E.O.

                                               KINT, L.L.C.

                                               By: /s/ Charles Brister
                                                   ----------------------
                                               Name: Charles Brister
                                               Title: President & C.E.O.


                                               KBK:
                                               KBK FINANCIAL, INC.
                                               By:
                                               Name: Jeff Kassing
                                               Title: Senior Vice President &
                                                      General Counsel



                                   SCHEDULE A
                               TO LOAN AGREEMENT
                            Dated September 28, 1998
                                 BY AND BETWEEN
                              KBK FINANCIAL, INC.
                                      AND
                        KARTS INTERNATIONAL INCORPORATED

                   ACCOUNTS RECEIVABLE BORROWING BASE REPORT

Borrower                                                                            Date

KARTS INTERNATIONAL INCORPORATED
                        Activity                                                            Amount
1.  Gross Accounts as of last report
2.  Add: Gross Sales since last report (Per attached Sales Journal)           (+)
3.  Deduct: Collections since last report (Per attached Collection Journal)   (-)
4.          Debit Memos                                                       (-)
5.          Dilutive Credit Memos                                             (-)
6.          Credit Adjustments                                                (-)
7.  Gross Accounts as of this report                                          (=)
8.  Deduct: Ineligible Accounts (Per Attached)                                (-)
9.  Eligible Accounts as of this report                                       (=)
10. Lesser of (i) A/R Borrowing Base (line 9 x 70%), or (ii) $1,000,000.00

11. Beginning Principal Balance (Ending Principal Balance as of last report)
12. Deduct: Collections since last report (same as line 3)                    (-)
13. Principal Balance before any advance under this report                    (=)
14. Availability (line 10 less line 13)
15. Deduct Advance: Advance Requested                                         (-)
16.                 Advance for Fees, Interest and Expenses                   (-)
17. Remaining Availability                                                    (=)

18. Ending Principal Balance (sum of lines 13, 15 and 16)

The undersigned, as an authorized officer of Karts International Incorporated ("Borrower"), USA Industries, Inc., Brister's Thunder Karts, Inc., KINT, L.L.C., and Straight Line Manufacturing, Inc. (collectively, the "Guarantors") presents this Report to K.BK Financial, Inc. ("KBK") in accordance with the terms of that certain Loan Agreement dated September 28, 1998 between Borrower and KBK (the "Loan Agreement") and represents and warrants to KBK that, with respect to the Eligible Accounts (as such term is defined in the Loan Agreement) identified on this Report such accounts (i) arise from the bona fide sales of products or billings for services of an Obligor (as defined in the Loan Agreement) and are obligations of an Obligor's customers, payable at full value, (ii) all goods and materials have been received by each of such customers or all services completed to each of customer's satisfaction, (iii) the goods or services meet the requirements of such customers (as to quality, quantity, delivery timeliness, etc.), (iv) are not subject to any known offsets, disputes or counterclaims, except as disclosed to KBK in writing, (v) are not with respect to which goods are placed on consignment or other terms by reason of which payment by the account debtor may be conditioned, and (vi) remain unpaid as of the date hereof. Borrower also represents and warrants to KBK that no Event of Default has occurred under the Loan Agreement or any other Loan Documents (as such term is defined in the Loan Agreement) and all representations and warranties contained in the Loan Agreement and all other Loan Documents are true and correct as of the date hereof.

BORROWER:

KARTS INTERNATIONAL INCORPORATED

By:  ______________________________
Name:       Charles Brister
Title:     President & C.E.O.

GUARANTORS:

USA INDUSTRIES, INC.                              BRISTER'S THUNDER KARTS, INC.
By:                                               By:
Name:                                             Name:
Title:                                            Title:

KINT, L.L.C.
By: Name:
Title:




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




                                   SCHEDULE D
                                TO LOAN AGREEMENT
                             Dated September 28,1998
                                 BY AND BETWEEN
                               KBK FINANCIAL, INC.
                                       AND
                         KART INTERNATIONAL INCORPORATED

------------------------------------------------------------------------------------------

                                INVENTORY REPORT
                        OF BRISTER'S THUNDER KARTS, INC.
                                                                                            Financial Statement
Report#_________________                                     Date:
  1.  INVENTORY
      a. Raw Materials
      b. Work in Process
      C. Finished Goods
------------------------------------------------------------------------------------------
  2.  TOTAL GROSS INVENTORY Per This Certificate      (Sum of all lines in Section 1 above)
-------------------------------------------------------------------------------------------
  3.  INELIGIBLE INVENTORY
------------------------------------------------------------------------------------------
      a. Raw Materials
      b. Work In Process
      C. Finished Goods

------------------------------------------------------------------------------------------
  4.  TOTAL ELIGIBLE RAW MATERIAL INVENTORY Per This Certificate     (Line la less Line 3a)
------------------------------------------------------------------------------------------
  5.  ADVANCE RATE FOR ELIGIBLE RAW MATERIALS INVENTORY                                            50%
------------------------------------------------------------------------------------------------------
  6.  AVAILABILITY PER RAW MATERIALS INVENTORY                (Line 4 multiplied by Line 5)
------------------------------------------------------------------------------------------------------
  7.  TOTAL ELIGIBLE FINISHED GOODS INVENTORY                        (Line 1c less Line 3c)
------------------------------------------------------------------------------------------------------
  8.  ADVANCE RATE FOR ELIGIBLE FINISHED GOODS INVENTORY                                           50%
------------------------------------------------------------------------------------------------------
  9.  AVAILABILITY PER FINISHED GOODS INVENTORY               (Line 7 multiplied by Line 8)
------------------------------------------------------------------------------------------------------
  10. TOTAL AVAILABILITY                                             (Sum of Lines 6 and 9)
------------------------------------------------------------------------------------------------------

The undersigned, _______________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and based upon such inquiry does hereby certify to KBK Financial, Inc. ("KBK") as follows:

     1. He/She is duly elected, qualified and acting ________________ of ______________. of
     2. This Certificate is being   submitted to  KBK pursuant  to that certain
        Loan Agreement dated September 28, 1998 between Karts International Incorporated and KBK (as from time to time as supplemented or amended, the "Loan Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
     3. All information contained in this Certificate is true, correct and completed.

          IN WITNESS HEREOF, this instrument is executed by the undersigned as of 19______.

                                              BRISTER'S THUNDER KARTS, INC.
                                              By:
                                              Name:
                                              Title:



                                   SCHEDULE E
                                TO LOAN AGREEMENT
                             Dated September 28,1998
                                 BY AND BETWEEN
                               KBK FINANCIAL, INC.
                                       AND
                         KART INTERNATIONAL INCORPORATED

------------------------------------------------------------------------------------------

                                INVENTORY REPORT
                        OF BRISTER'S THUNDER KARTS, INC.
                                                                                            Financial Statement
Report#_________________                                                                    Date:
  1.  INVENTORY
      a. Raw Materials
      b. Work in Process
      C. Finished Goods
------------------------------------------------------------------------------------------
  2.  TOTAL GROSS INVENTORY Per This Certificate      (Sum of all lines in Section 1 above)
-------------------------------------------------------------------------------------------
  3.  INELIGIBLE INVENTORY
------------------------------------------------------------------------------------------
      a. Raw Materials
      b. Work In Process
      C. Finished Goods

------------------------------------------------------------------------------------------
  4.  TOTAL ELIGIBLE RAW MATERIAL INVENTORY Per This Certificate     (Line la less Line 3a)
------------------------------------------------------------------------------------------
  5.  ADVANCE RATE FOR ELIGIBLE RAW MATERIALS INVENTORY                                            50%
------------------------------------------------------------------------------------------------------
  6.  AVAILABILITY PER RAW MATERIALS INVENTORY                (Line 4 multiplied by Line 5)
------------------------------------------------------------------------------------------------------
  7.  TOTAL ELIGIBLE FINISHED GOODS INVENTORY                        (Line 1c less Line 3c)
------------------------------------------------------------------------------------------------------
  8.  ADVANCE RATE FOR ELIGIBLE FINISHED GOODS INVENTORY                                           50%
------------------------------------------------------------------------------------------------------
  9.  AVAILABILITY PER FINISHED GOODS INVENTORY               (Line 7 multiplied by Line 8)
------------------------------------------------------------------------------------------------------
  10. TOTAL AVAILABILITY                                             (Sum of Lines 6 and 9)
------------------------------------------------------------------------------------------------------

The undersigned, _______________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and based upon such inquiry does hereby certify to KBK Financial, Inc. ("KBK") as follows:

     1. He/She is duly elected, qualified and acting ________________ of ______________. of
     2. This Certificate is being   submitted to  KBK pursuant  to that certain
        Loan Agreement dated September 28, 1998 between Karts International Incorporated and KBK (as from time to time as supplemented or amended, the "Loan Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
     3. All information contained in this Certificate is true, correct and completed.

          IN WITNESS HEREOF, this instrument is executed by the undersigned as of 19______.

                                              BRISTER'S THUNDER KARTS, INC.
                                              By:
                                              Name:
                                              Title:











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